Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward J. Klingele, Senior Vice President and Chief Financial Officer of Staten Island Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                                    The Annual report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)                                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By:	/s/ Edward J. Klingele
Edward J. Klingele
Senior Vice President and
Chief Financial Officer

Date:	March 31, 2003